UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12.

ADVISORS SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Coldstream Dividend Growth Fund

a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

November [   ], 2010

Dear Shareholder:

Coldstream Capital Management, Inc. (“Coldstream”) is the investment adviser to the Coldstream Dividend Growth Fund (the “Fund”).  Certain of its principal employees intend to enter into an agreement in late December 2010 to purchase shares of Coldstream’s holding company, Coldstream Holdings, Inc. (“Coldstream Holdings”), from Boston Private Financial Holdings, Inc. (the “Transaction”), which currently holds a controlling ownership interest in Coldstream Holdings.  The Transaction will cause the current investment advisory agreement between the Fund and Coldstream (the “Current Advisory Agreement”) to terminate as a result of the change in ownership and control of Coldstream, a wholly owned subsidiary of Coldstream Holdings.  Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.

Enclosed is a notice of a Special Meeting of Shareholders of the Fund, a separate series mutual fund of Advisors Series Trust (the “Trust”), to be held on December 27, 2010 (the “Meeting”) together with a Proxy Statement and Form of Proxy relating to the proposal to consider and approve a proposed new investment advisory agreement with Coldstream (the “Proposed Advisory Agreement”).

The Proposed Advisory Agreement will have the same advisory fee rate and otherwise will be the same in all material respects as the Current Advisory Agreement.

Other than the purchase of the Coldstream Holdings shares by employees of Coldstream and the resulting change in ownership and control of Coldstream’s business and assets that will occur upon the closing of the Transaction, all other aspects of the operations of the Fund and Coldstream will not change.  The Proposed Advisory Agreement provides that, following shareholder approval, Coldstream will continue to provide investment advisory services on substantially the same terms as the current investment advisory agreement.  Coldstream will continue to pursue the Fund’s investment objective using the Fund’s principal investment strategies. Coldstream will have the same personnel and officers as before the acqusition and no changes are planned to the portfolio management team or investment approach upon completion of the Transaction.  The Fund’s daily operations and management activities are not expected to be affected in any way.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment, and automatic termination, of the Current Advisory Agreement.  Consequently, the Fund will need to enter into a new advisory agreement.  At its October 27-28, 2010 meeting, the Board of Trustees of the Trust considered and approved the Proposed Advisory Agreement to take effect upon the closing of the Transaction, subject to shareholder approval of the Proposed Advisory Agreement.  Based on information that the Board received from Coldstream, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, unanimously concluded that it is in the best interests of the Fund and its shareholders to approve the Proposed Advisory Agreement and recommended that the Proposed Advisory Agreement be submitted to the Fund’s shareholders for approval.

If you are a shareholder of record as of the close of business on November 5, 2010, you are entitled to vote at the Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.  The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreement for the Fund, and encourages you to vote “FOR” this proposal.  If you have any questions regarding the issue to be voted on, please do not hesitate to call 1-877-476-1909.

Whether or not you are planning to attend the Meeting, we need your vote prior to December 27, 2010.  Voting is quick and easy.  Everything you need is enclosed.  To vote, you may use any of the following methods:

MAIL:  Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope.  BE SURE TO SIGN EACH CARD BEFORE MAILING IT.
PHONE: Please call the toll-free number on your proxy card.  Enter the control number on your proxy card and follow the instructions.
INTERNET:  Visit the web site shown on your proxy card.  Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Meeting.  A prior proxy can also be revoked by proxy voting again through the web site or toll-free number listed in the enclosed Proxy Card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Douglas G. Hess
President of Advisors Series Trust

Coldstream Dividend Growth Fund
a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF SPECIAL MEETING
TO BE HELD DECEMBER 27, 2010

A special meeting of shareholders (the “Meeting”) of the Coldstream Dividend Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”) will be held on Monday, December 27, 2010, at 10 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  At the Meeting, shareholders of the Fund, voting separately, will be asked to consider and act upon the following proposals:

1.	To approve an investment advisory agreement by and between the Trust, on behalf of the Fund, and Coldstream Capital Management, Inc. (“Coldstream” or the “Advisor”).

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on November 5, 2010 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund.  In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the Internet.

By Order of the Board of Trustees
Jeanine M. Bajczyk
Secretary of Advisors Series Trust

November [  ], 2010

Coldstream Dividend Growth Fund
a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
November [   ], 2010

This Proxy Statement is being furnished to the shareholders of the Coldstream Dividend Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held Monday, December 27, 2010, at 10 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as November 5, 2010 (the “Record Date”), are entitlted to notice of, and to vote at, the Meeting.  The approximate mailing date of this Proxy Statement to shareholders is November [  ], 2010.  The Meeting will be held for the following purposes:

PROPOSAL:	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Coldstream Capital Management, Inc. (“Coldstream” or the “Advisor”). No fee increase is proposed.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyvote.com.com.You may request a copy by mail (Coldstream Dividend Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-476-1909.  You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL:

APPROVAL OF ADVISORY AGREEMENT BETWEEN THE TRUST AND COLDSTREAM CAPITAL MANAGEMENT, INC.

Background.  The Advisor currently provides investment advisory services to the Fund and manages portfolio assets pursuant to an investment advisory agreement with the Trust (the “Current Advisory Agreement”).  The Current Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on September 17, 2010, and by shareholders of the Fund on September 30, 2010.  The Current Advisory Agreement will terminate when Boston Private Financial Holdings, Inc. (“Boston Private”) sells its controlling ownership interest in Coldstream Holdings, Inc. (“Coldstream Holdings”), of which Coldstream is a wholly owned subsidiary, as described below in the section titled “The Transaction.”

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  Section 2(a)(4) provides that a change of control of an investment adviser, such as Boston Private selling its controlling ownership interest in Coldstream Holdings, of which Coldstream is a wholly owned subsidary, constitutes an assignment.  Consequently, Boston Private’s sale of its controlling ownership interest in Coldstream Holdings will cause the Current Advisory Agreement to terminate.  In order for the Advisor to continue to serve as investment adviser to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Fund.

At its October 27 – 28, 2010 meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval.  If approved by the shareholders of the Fund, the Proposed Advisory Agreement will be executed for the Fund and will become effective upon the date of the Meeting (currently scheduled for December 27, 2010).  The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreement with respect to the Fund, except for the dates of execution and effectiveness.

The Transaction. The persons or entites with the five largest ownership interests in Coldstream Holdings are currently as follows:  Boston Private owns 44.74%; Kevin M. Fitzwilson owns 18.85%; Roger C. Reynolds owns 14.51%; Donald L. Gher owns 9.26%; and Geoffery W. Holmes owns 6.42%.  On December 28, 2010, Boston Private, the largest equity owner of Coldstream Holdings, intends to sell its entire ownership interest in Coldstream Holdings to several of Coldstream’s principals, such that the persons or entities with the five largest ownership interests in Coldstream Holdings will be: Kevin M. Fitzwilson owning 33.74%; Roger C. Reynolds owning 25.99%; Donald L. Gher owning 16.84%; Geoffery W. Holmes owning 11.76% and Luther Towner owning 3.32%.  Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109, is a publicly traded company and is currently considered a control person of the Advisor due to its 44.74% ownership interest in the Advisor’s holding company.  Coldstream has announced that no changes are planned to the portfolio management team or investment approach after completion of the purchase transaction.  The Fund’s daily operations and management activities are not expected to be affected in any way by the transaction.  Coldstream does not provide advisory services to any other mutual fund.

Summary of the Current Advisory Agreement and the Proposed Advisory Agreement.  A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Proposed Advisory Agreement is only a summary.  You should refer to Exhibit A for the Proposed Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement.  Coldstream has served as investment advisor to the Fund since its commencement of operations on September 30, 2010.  Coldstream is providing these services pursuant to the terms of the Current Advisory Agreement with the Trust, dated September 17, 2010.  Coldstream will provide services pursuant to the terms of the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Advisory Services.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that Coldstream provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board.

Management Fees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Fund will pay the Advisor a fee based on the Fund’s average daily net assets.  Under both the Current Advisory Agreement and the Proposed Advisory Agreement, the Advisor is compensated for its investment advisory services at the annual rate of 0.85% of the Fund’s average daily net assets.  The fee is computed daily and paid monthly.  The Fund commenced operations on September 30, 2010 and its fiscal year ends on August 31.

Brokerage Policies.  The Current Advisory Agreement and the Proposed Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the most favorable price.  In selecting a broker-dealer to execute a particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Advisor may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research other services provided by the broker to the Advisor.  However, both the Current Advisory Agreement and the Proposed Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund.  The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the agreement on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Additionally, the Current Advisory Agreement and the Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that a Fund’s shareholders may have under any federal securities laws.

Portfolio Manager.  Upon shareholder approval of the Proposed Advisory Agreement, Robert D. Frazier, the current portfolio manager of the Fund, will continue to be responsible for the day-to-day management of the Fund’s portfolio, determining the Fund’s investment strategy, portfolio allocations and risk parameters.  Currently, Mr. Frazier is primarily responsible for the day-to-day management of the Fund’s portfolio.

Executive Officers and Directors of the Advisor.  Information regarding the principal executive officers and directors of the Advisor is set forth below.  The address of the Advisor is One – 100th Avenue NE, Suite 102, Bellevue, WA 98004.  The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

Name	Position with Advisor
Michael J. Butler	Director
Donald L. Gher	Director
Kevin M. Fitzwilson	Managing Director
Robert D. Frazier	Managing Director / Chief Investment Officer / Chief Operating Officer
Elaine Heller	Managing Director
Geoffery W. Holmes	Director
W. Thomas Porter	Director
Roger C. Reynolds	Managing Director
Erika E. Yelle	Chief Compliance Officer

Required Vote.  Approval of the Proposed Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the Proposed Advisory Agreement is approved by the Fund’s shareholders, it is expected to become effective on December 28, 2010.  If the shareholders of the Fund do not approve the Proposed Advisory Agreement for the Fund, the Advisor will cease to serve as the investment adviser of the Fund.  In that event, the Fund will consider its options regarding its investment adviser.

Recommendation of the Board of Trustees.  The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  The Board believes that, despite Boston Private’s sale of its controlling ownership interest in Coldstream Holdings, there will be no change in the services provided by the Advisor to the Fund.  The Board considered that there will be no change in the senior portfolio management team who will handle the day-to-day management responsibilities for the Fund’s portfolio or to the members of the Advisor who determine the Fund’s overall investment strategy, portfolio allocation and risk parameters.  The Board was presented with information demonstrating that the terms of the Proposed Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and its shareholders.

In considering the Proposed Advisory Agreement, the full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Proposed Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-today activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Proposed Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board noted that Coldstream’s fees for managing the Fund were not changing as a result of the change in control.  The Board viewed such information as a whole as useful in assessing whether the adviser would be able to provide services at a cost that was competitive with other similar funds.  The Trustees also took into account the proposed expense waivers, noting that the Advisor was agreeing to waive its advisory fee or reimburse the Fund for certain of the Fund’s expenses to the extent necessary to maintain an annual expense ratio of 1.25%.

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grew.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse expenses indefinitely, but in no event for less than a one year term, so that the  Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Proposed Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with Coldstream, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders.

Other Legal Requirements under the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a transaction such as the one described herein (a change of control of an investment advisor) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).  The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees.  Currently, the Board meets this 75% requirement.

Additional Information about the Trust and the Advisor.  The following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor
Michael D. LeRoy	Independent Trustee	None
Donald E. O’Connor	Independent Trustee	None
George J. Rebhan	Independent Trustee	None
George T. Wofford III	Independent Trustee	None
Joe D. Redwine*	Interested Trustee, Chairman and Chief Executive Officer	None
Doug G. Hess	President and Principal Executive Officer	None
Cheryl L. King	Treasurer and Principal Financial Officer	None
Michael L. Ceccato	Chief Compliance Officer and AML Officer	None
Jeanine M. Bajczyk, Esq.	Secretary	None

*Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC which acts as principal underwriter to the Fund.

Affililiated Broker.  Coldstream has an affiliated broker-dealer, Coldstream Securities, Inc., which is affiliated through the entities’ common holding company, Coldstream Holdings.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote.  The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund.  Shareholders of the Fund at the close of business on November 5, 2010 will be entitled to be present and vote at the Meeting.  As of that date, there were [    ] shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $[      ].

Voting Proxies.  You should read the entire proxy statement before voting.  If you have any questions regarding the proxy statement, please call 1-877-476-1909.  If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person.  Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card.  Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy bearing a later date or in person at the time of the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The Proposal will be voted on by shareholders of the Fund.  Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the new Advisory Agreement to become effective.  “Majority” for this purpose, as permitted under the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

Quorum Required.  The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund.  Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor, who will not be paid for these services.  The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor.  The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s current investment advisor is Coldstream Capital Management Inc., One – 100th Avenue NE, Suite 102, Bellevue, WA 98004.  The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205.  The Fund’s transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership.  To the knowledge of the Trust’s management, as of the close of business on November 5, 2010, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares.  To the knowledge of the Trust’s management, as of the close of business on November 5, 2010, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	% Ownership	Type of Ownership

Reports to Shareholders.  Copies of the Fund’s most recent annual and semi-annual reports, once they are available, may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI, 53202 or by calling, toll-free, 1-877-476-1909.

GENERAL INFORMATION

Other Matters to Come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Agreement and Declaration of Trust of the Trust, as amended, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding.  If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-877-476-1909.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-476-1909 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

EXHIBIT A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Coldstream Capital Management, Inc.

THIS INVESTMENT ADVISORY AGREEMENT is made as of the  day of December, 2010, by and between Advisors Series Trust, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Coldstream Capital Management, Inc., a Delaware corporation (hereinafter called the “Adviser”).
WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (“Board of Trustees” or “Board”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.	REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.            INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.            ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust's Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.            EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.            INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.            NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.            CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.          REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.          ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.          NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13.          TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.          TERM. This Agreement shall become effective as of the date indicated on this Agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.          RIGHT TO USE NAME.  The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund shall be resolved by the Adviser.  Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser.  Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect..  Within sixty (60) days from such time as this Agreement shall no longer be in effect, each Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by  the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Coldstream”, “Coldstream Capital Management, Inc.” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.          TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.          NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.          ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.          CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.          SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.          CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.          GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of each series of the Trust listed on Schedule A	COLDSTREAM CAPITAL MANAGEMENT, INC.

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate
Coldstream Dividend Growth Fund	0.85% of average net assets

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE:                           Call 1-800-690-6903 and follow the instructions.
INTERNET:       Go to www.proxyvote.com and follow the on-line instructions.
MAIL:         Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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 DETACH AND RETURN THIS PORTION ONLY

Coldstream Dividend Growth Fund

This proxy will be voted as specified below.  IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.	To approve the Investment Advisory Agreement between Coldstream Capital Management, Inc. and Advisors Series Trust on behalf of the Coldstream Dividend Growth Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

WE NEED YOUR VOTE BEFORE DECEMBER 27, 2010

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting.  You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 27, 2010

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and
Proxy are available on the Internet at http://www.proxyvote.com.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT:  PLEASE SIGN AND DATE YOUR PROXY TODAY
AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED.

PROXY

Coldstream Dividend Growth Fund

SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 27, 2010

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ADVISORS SERIES TRUST

The undersigned hereby appoints Cheryl L. King and Douglas G. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Coldstream Dividend Growth Fund (the  “Fund”), a series of Advisors Series Trust (the “Trust”), to be held on December 27, 2010, at 10 a.m. Central Time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on November 5, 2010.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.